                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 18, 2004
                Date of Report (Date of earliest event reported)



                                   CD&L, INC.
             (Exact name of Registrant as specified in its charter)


         DELAWARE                          0-26954                22-3350958
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
incorporation or organization)                               Identification No.)



80 WESLEY STREET, SOUTH HACKENSACK, NEW JERSEY                       07606
(Address of principalexecutive offices)                           (Zip Code)


(Registrant's telephone number, including area code)            (201) 487-7740

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

ITEM 7.  Financial Statements and Exhibits.


                  99.1     Press Release of Registrant dated August 17, 2004



ITEM 9.  REGULATION FD DISCLOSURE.

         The following information is provided pursuant to Item 12 of Form 8-K and is being furnished under Item 9 in accordance with the interim guidance of the Commission.

         In a press release dated August 17, 2004, the Registrant announced its earnings for the 2nd quarter of 2004.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




Dated:  August 18, 2004                 CD&L, INC.




                                        By: \s\ Russell J. Reardon
                                           ---------------------------
                                             Russell J. Reardon
                                             Vice President and
                                             Chief Financial Officer